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                                                                   EXHIBIT 10.41

                                 AMENDMENT NO. 3
                                       TO
                          NESTLE ICE CREAM COMPANY, LLC
                SUPPLEMENTAL MANAGEMENT RETIREMENT & SAVINGS PLAN

         THIS AMENDMENT NO. 3 is made this 26th day of April, 2002, by NESTLE ICE CREAM COMPANY, LLC, a Delaware limited liability company (hereinafter referred to as the "Company").

                              W I T N E S S E T H:

         WHEREAS, Ice Cream Partners USA, LLC established the Ice Cream Partners USA Supplemental Management Retirement & Savings Plan (hereinafter referred to as the "Plan"), effective June 1, 2000; and

         WHEREAS, the legal name of Ice Cream Partners USA, LLC has been changed to "Nestle Ice Cream Company, LLC" and the name of the Plan has been changed to Nestle Ice Cream Company Supplemental Management Retirement & Savings Plan;"and

         WHEREAS, the right of the Company to make certain amendments to the Plan was reserved pursuant to Section 10.1 of the Plan; and

         WHEREAS, it is the desire of the Company to amend the Plan in order to provide for deferrals under the Plan of payments which would otherwise be payable to an eligible executive under the Company's Long Term Incentive Plan (hereinafter referred to as "LTIP");

         NOW, THEREFORE, pursuant to Section 10.1 of the Plan, the Company hereby amends the Plan, effective, effective May 1, 2002, as follows:

         (1) Section 1.3 of Article 1 of the Plan is hereby amended by the addition to such Section 1.3 of new Subsections 1.3(vv) and 1.3(ww) to read as follows:

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                  "(vv)    `LTIP' means the Company's Long Term Incentive Plan.

                  (ww) `LTIP Payment' means a payment which would be payable to a Participant under the LTIP but for a deferral election under Section 4.1 hereof."

         (2) Section 4.1 of Article 4 of the Plan is hereby amended by the deletion of said Section 4.1 and the substitution in lieu thereof new Section
4.1 to read as follows:

                  "Basic Deferral Amounts

                  With respect to each Plan Year, each Participant who is designated as eligible to make deferrals under this Section may elect to defer a portion of his Base Compensation and his Bonus Compensation. With respect to a Plan Year during which a Participant is entitled to a payment under the Company's LTIP, such Participant may elect to defer a portion of his payment under the LTIP. Any such election shall be made in a stated whole percentage for each of his Base Compensation, Bonus Compensation and LTIP Payment. A Participant's deferral contributions for any Plan Year shall not exceed twenty-five percent (25%) of his Base Compensation, eighty-five percent (85%) of his Bonus Compensation and eight-five percent (85%) of his LTIP Payment."

         (3) Section 4.3 of Article 4 of the Plan is hereby amended by the deletion of said Section 4.3 and the substitution in lieu thereof of a new
Section 4.3 to read as follows:

                  "Method of Making Deferral Elections

                  A Participant's election to make deferrals under this Article for a Plan Year shall be made by completing and executing a Deferral Election form (or by


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         such other manner as the Administrator may prescribe). Deferral
         Elections under this Section may be made within thirty (30) days after an individual becomes eligible to participate in this Plan. Deferral Elections for Base Compensation and Bonus Compensation payable for a Plan Year shall be made prior to the first day of such Plan Year. Deferral Elections for LTIP Payments shall be made prior to the first day of the Plan Year in which such LTIP Payments would otherwise be made."

         IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment No. 3 to be executed as of the day and year first above written.

                                          NESTLE ICE CREAM COMPANY, LLC
                                                   ("Company")


                                          By: /s/ Michelle M. Durmick
                                             --------------------------

                                          And: /s/ James Dintamen
                                              -------------------------

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